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                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-71865) and the Registration Statement on Form S-8 (File No. 333-75123), each of E-TEK Dynamics, Inc., of our report dated July 20, 1999, except as to Note 14 which is as of July 27, 1999, relating to the financial statements included in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 13, 1999